UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 8, 2007

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA		92801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (714) 526-5533

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03- Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Bridgford Foods Corporation amended Bridgford’s bylaws (the “Bylaws”) effective October 8, 2007 to permit Bridgford to issue uncertified shares of stock. Previously, the Bylaws required that all shares of stock be represented by certificates. Article VI of the Bylaws was amended in order for Bridgford to become eligible to participate in a Direct Registration Program as required by New York Stock Exchange Rule 501.00. The amendment to the Bylaws are filed as Exhibit 99.2 to this current report on Form 8-K and incorporated into this Item 5.03 by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 5.03 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(d)                                  Exhibits.

Exhibit Number	Description

99.1	By-Laws of Bridgford Foods Corporation, as amended as of October 8, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

October 8, 2007	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	By-Laws of Bridgford Foods Corporation, as amended and restated as of October 8, 2007.